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                                                                     Exhibit 1.2


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                            INDEMNIFICATION AGREEMENT


                  This  Agreement,  dated  as of  __________,  is by  and  among
__________ (the "Insurer"), as the Insurer under the certificate guaranty surety bond (the "Policy") to be issued in connection with the Certificates described below, Access Financial Lending Corp. (the "Company"), __________ ("Underwriter1") and __________ ("Underwriter2", together with Underwriter1, the "Underwriters").

         1. Definitions. As used in this Agreement, the following terms shall have the respective meanings stated below:

                  "Act" means the Securities Act of 1933, as amended, together with all related rules and regulations.

                  "Agreement" means this Indemnification Agreement by and among the Insurer, the Company and the Underwriters.

                  "Certificates" means the Access Financial Mortgage Loan Pass-Through Certificates, Series 1996-2, Class A-1 Group I, Class A-2 Group I, Class A-3 Group I, Class A-4 Group I, Class A-5 Group I and Class A-6 Group II, Class B Group I, Class B Group II, Class RL and Class RU issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of May 1, 1996 among the Company, Access Financial Lending Corp., as Master Servicer, and Norwest Bank Minnesota, National Association, as Trustee.

                  "Class A Certificates" means the Access Financial Mortgage Loan Pass-Through Certificates, Series 1996-2, Class A-1 Group I, Class A-2 Group I, Class A-3 Group I, Class A-4 Group I, Class A-5 Group I, and Class A-6 Group II, issued pursuant to the Pooling and Servicing Agreement.

                  "Company Offering Materials" means the Registration Statement, the Base Prospectus and the Prospectus Supplement except for the Underwriter Information.

                  "Company Party" means the Company, each of its parents, subsidiaries and affiliates, if any, and any shareholder, director, officer, employee, agent or any "controlling person" (as such term is used in the Act) of any of the foregoing.








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                  "Indemnified   Party"   means  any  party   entitled   to  any
         indemnification pursuant to Section 6 below, as the context requires.

                  "Indemnifying Party" means any party required to provide indemnification pursuant to Section 6 below, as the context requires.

                  "Insurance Agreement" means the Insurance Agreement dated as of __________ between the Insurer and the Company.

                  "Insurer Party" means the Insurer and each of its parents, subsidiaries and affiliates, if any, and any shareholder, director, officer, employee, agent or any "controlling person" (as such term is used in the Act) of any of the foregoing.

                  "Losses" means (i) any actual out-of-pocket loss paid by the party entitled to indemnification or contribution hereunder, and (ii) any actual out-of-pocket costs and expenses paid by such party, including reasonable fees and expenses of its counsel, to the extent not paid, satisfied or reimbursed from funds provided by any other Person (provided that the foregoing shall not create or imply any obligation to pursue recourse against any such other Person).

                  "Person" means any individual, partnership, joint venture, corporation, trust or unincorporated organization or any government or agency or political subdivision thereof.

                  "Prospectus" means the form of final Prospectus, dated __________ as supplemented by the Prospectus Supplement included in the Registration Statement on each date that the Registration Statement and any post-effective amendment or amendments thereto became effective.

                  "Prospectus Supplement" means the form of final Prospectus Supplement, dated __________ relating to the offer and sale of the Class A Certificates.

                  "Registration Statement" means the registration statement on Form S-3 of the Company (Registration No. 33-_____) relating to the Certificates in the form in which it has become effective.

                  "State Securities Law" means any state, local or foreign statute, and any rule or regulation thereunder, regulating (i) transactions and dealings in securities, (ii) any person or entity engaging in such transactions





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         or advising with respect to securities or (iii) investment companies.

                  "Underwriter Information" means the information set forth under the caption "Underwriting" in the Prospectus Supplement and any information in the Prospectus Supplement relating to any potential market-making, over-allotment or price stabilization activities of the Underwriters.

                  "Underwriter1 Party" means Underwriter1 and its parents, subsidiaries and affiliates, if any, and any shareholder, director, officer, employee, agent or "controlling person" (as such term is used in the Act) of any of the foregoing.

                  "Underwriter2 Party" means Underwriter2 and its parents, subsidiaries and affiliates, if any, and any shareholder, director, officer, employee, agent or "controlling person" (as such term is used in the Act) of any of the foregoing.

                  "Underwriting Agreement" means the Underwriting Agreement by and among the Company and the Underwriters, dated __________.

         2.   Representations  and  Warranties  of  the  Insurer.   The  Insurer
represents and warrants to the Underwriters and the Company as follows:

                  (a)  Organization  and  Licensing.   The  Insurer  is  a  duly
         incorporated and existing __________ licensed to do business in the State of New York.

                  (b) Corporate Power. The Insurer has the corporate power and authority to issue the Policy and execute and deliver this Agreement and to perform all of its obligations hereunder and thereunder.

                           (c) Authorization; Approvals. The issuance of the Policy and the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate proceedings. No further approvals or filings of any kind, including, without limitation, any further approvals of or further filing with any governmental agency or other governmental authority, or any approval of the Insurer's board of directors or stockholders, are necessary for the Policy and this Agreement to constitute the legal, valid and binding obligations of the Insurer.

                  (d) No Conflicts. The execution and delivery of this Agreement and consummation of the transactions contemplated hereunder will not result in the breach of





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         any terms or provisions of the certificate of  incorporation or by-laws of the Insurer,  or result in the breach of a term or provision  of, or
         conflict   with  or  constitute  a  default  under  or  result  in  the acceleration of any obligation under, any material agreement or other material instrument to which the Insurer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Insurer or any of its property is subject or result in the creation of any lien on any of the Insurer's assets or property (other than pursuant to this Agreement).

                           (e) Enforceability. The Policy, when issued, and this Agreement, will each constitute a legal, valid and binding obligation of the Insurer, enforceable in accordance with its terms subject to applicable laws affecting the enforceability of creditors' rights generally and general principles of equity.

                           (f) Financial Information. The balance sheets of the Insurer as of __________ and ___________ and the related statements of income, stockholders' equity and cash flows for the fiscal years then ended, and the accompanying footnotes, together with an opinion thereon dated __________ of __________, independent certified public accountants, a copy of which is attached as Appendix A to the Prospectus Supplement (the "Insurer Financial Statements"), fairly present in all material respects the financial condition of the Insurer as of such dates and for the periods covered by such statements in accordance with generally accepted accounting principles consistently applied, and, since __________, there has been no material change in such financial condition of the Insurer which would materially and adversely affect its ability to perform its obligations under the Policy.

                           (g) Insurer Information. The information in the Prospectus Supplement as of the date hereof under the caption "The Certificate Insurance Policy and the Certificate Insurer" (collectively, the "Insurer Information") is true and correct in all material respects and does not contain any untrue statement of a fact that is material to the Insurer's ability to perform its obligations under the Policy.

                           (h) Limitations. Nothing in this Agreement shall be construed as a representation or undertaking by the Insurer concerning maintenance of the rating currently assigned to its claims-paying ability by ____________________ or any other rating agency (collectively, the "Rating Agencies"). The Rating Agencies, in assigning such rating, may take into account





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         facts and assumptions not described in the Prospectus or the Prospectus
         Supplement, and the facts and assumptions which are considered by the Rating Agencies are subject to change over time. The Insurer has not attempted to disclose all facts and assumptions which the Rating Agencies deem relevant in assigning a rating within a particular rating category to the Insurer's claims-paying ability. Notwithstanding the foregoing, the Insurer is not aware of any facts that, if disclosed to Moody's, S&P or Fitch, would be reasonably expected to result in a downgrade of the rating of the claims-paying ability of the Insurer by either of such Rating Agencies.

                           (i) No Litigation. There are no actions, suits, proceedings or investigations pending, or to the best of the Insurer's knowledge, threatened against it at law or in equity or before or by any court, governmental agency, board or commission or any arbitrator which, if decided adversely, would materially and adversely affect its condition (financial or otherwise) or operations of it or would materially and adversely affect its ability to perform its obligations under this Agreement or the Policy.

                  (j)  1933  Act   Registration.   The  Policy  is  exempt  from
         registration under the Act.

                  3. Agreements, Representations and Warranties of the Underwriters. The Underwriters, severally and not jointly, represent and warrant to and agree with the Company and the Insurer that the statements contained in the Prospectus Supplement under the caption "Underwriting" (referred to herein as the "Underwriter Information") are true and correct in all material respects.

                  4. [reserved]

                  5. Agreements, Representations and Warranties of the Company. The Company represents and warrants to and agrees with the Insurer and the Underwriters as follows:

                           (a) Company Offering Materials. The information in the Company Offering Materials is true and correct in all material respects and does not contain any untrue statement of a fact that is material or omit to state a fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (b) Organization. The Company is duly incorporated and existing under the laws of the State of Delaware and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business,





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         or  the  properties  owned  or  leased  by it make  such  qualification necessary.

                           (c) Corporate Power. The Company has the corporate power and authority to execute and deliver this Agreement, the Underwriting Agreement, the Insurance Agreement and the Pooling and Servicing Agreement (together, the "Company Agreements") and to perform all of its obligations hereunder and thereunder.

                           (d) Authorization; Approvals. The execution, delivery and performance of the Company Agreements have been duly authorized by all necessary corporate proceedings. No further approvals or filings of any kind, including, without limitation, any further approvals of or further filing with any governmental agency or other governmental authority (other than approvals and filings relating to servicing), or any approval of the Company's board of directors or stockholders, are necessary for the Company Agreements to constitute the legal, valid and binding obligations of the Company.

                           (e) No Conflicts. The execution and delivery of this Agreement and consummation of the transactions contemplated hereunder will not result in the breach of any terms or provisions of the certificate of incorporation or by-laws of Company or result in the breach of a term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement or other material instrument to which the Company or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or any of its property is subject or result in the creation of any lien on any of the Company's assets or property (other than pursuant to this Agreement).

                           (f) Enforceability. Each of the Company Agreements will constitute a legal, valid and binding obligation of the Company, enforceable in accordance with its terms subject, as to the enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforceability of creditors' rights generally applicable in the event of the bankruptcy, insolvency or reorganization of the Company and to general principles of equity.

                           (g) No Litigation. There are no actions, suits, proceedings or investigations pending, or to the best of the Company's knowledge, threatened against it at law or in equity or before any court, governmental agency, board or commission or any arbitrator which, if





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         decided adversely,  would materially and adversely affect its condition
         (financial or otherwise) or operations of it or would materially and adversely affect its ability to perform its obligations under the Company Agreements.

                  6.       Indemnification.

                           (a) The Insurer hereby agrees, upon the terms and subject to the conditions of this Agreement, to indemnify, defend and hold harmless each Company Party, each Underwriter1 Party and each Underwriter2 Party against any and all Losses incurred by them with respect to the offer and sale of the Certificates and resulting from the Insurer's breach of any of its representations and warranties set forth in Section 2 of this Agreement.

                           (b) The Underwriters, severally and not jointly, hereby agree, upon the terms and subject to the conditions of this Agreement, to indemnify, defend and hold harmless each Insurer Party against any and all Losses incurred by them which arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact in the Underwriter Information or (ii) the omission or alleged omission to state in the Underwriter Information a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           (c) The Company hereby agrees, upon the terms and subject to the conditions of this Agreement, to indemnify, defend and hold harmless each Insurer Party against any and all losses incurred by them with respect to the offer and sale of the Certificates and resulting from the Company's breach of any of its representations and warranties set forth in Section 5 of this Agreement.

                           (d) Upon the incurrence of any Losses entitled to indemnification hereunder, the Indemnifying Party shall reimburse the Indemnified Party promptly upon establishment by the Indemnified Party to the Indemnifying Party of the Losses incurred.

                  7. Insurer Undertaking. The Insurer hereby agrees that, for so long as the Underwriters are required under the Act to deliver a Prospectus in connection with the sale of the Class A Certificates, the Insurer will furnish to either or both of the Underwriters or the Company upon written request of such party or parties and at the expense of such requesting party, copies of the Insurer's most recent financial statements (annual or interim, as the case may be) prepared in accordance with generally accepted accounting principles (subject, as to interim statements, to normal year-end





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adjustments and to the absence of footnotes) within a reasonable time after they are available.

                  8.  Notice to be Given to the  Insurer.  Except as provided in
Section 13 below with respect to contribution, the indemnification provided herein by the Insurer shall be the exclusive remedy of the Underwriter1 Party, the Underwriter2 Party or the Company Party for the Losses resulting from the Insurer's breach of a representation, warranty or agreement hereunder; provided, however, that the Underwriter1 Party, the Underwriter2 Party or the Company Party shall be entitled to pursue any other remedy at law or in equity for any such breach so long as the damages sought to be recovered shall not exceed the Losses incurred thereby resulting from such breach. In the event that any action or regulatory proceeding shall be commenced or claim asserted which may entitle the Underwriter1 Party, the Underwriter2 Party or the Company Party to be indemnified under this Agreement, such party shall give the Insurer notice in writing or by facsimile of such action or claim reasonably promptly after receipt of written notice thereof. The Insurer shall be entitled to participate in the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, the Company Party, the Underwriter1 Party, or the Underwriter2 Party, as the case may be. The Indemnified Party will have the right to employ its own counsel in any such action in addition to counsel for the Insurer, but the fees and expenses of such counsel will be at the expense of such Indemnified Party unless (1) the employment of counsel by the Indemnified Party at its expense has been authorized in writing by the Insurer, or (2) the Insurer has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, or (3) the named parties to any such action include the Insurer on the one hand, and, on the other hand, the Indemnified Party, and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Insurer (in which case, if such Indemnified Party notifies the Insurer in writing that it elects to employ separate counsel at the expense of the Insurer, the Insurer shall not have the right to assume the defense of such action or proceeding on such Indemnified Party's behalf), in each of which cases the reasonable fees and expenses of counsel (including local counsel) will be at the expense of the Insurer and all such fees and expenses will be reimbursed promptly as they are incurred but, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, the Insurer shall not be liable for the fees and expenses of more than one counsel for all Company Parties, and more than one counsel for all Underwriter1 Parties and Underwriter2 Parties combined. The Underwriter1 Parties, the





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Underwriter2  Parties and the Company  Parties shall  cooperate with the Insurer
Parties in resolving any event which would give rise to an indemnity obligation pursuant to Section 6(a) hereof in the most efficient manner. No settlement of any such claim or action shall be entered into without the consent of the Company Party, the Underwriter1 Party or the Underwriter2 Party, as the case may be, who is subject to such claim or action, on the one hand and the Insurer Party who is subject to such claim or action on the other hand, provided, however, that the consent of such Company Party, Underwriter1 Party or such Underwriter2 Party, as applicable, shall not be required if such settlement fully discharges, with prejudice against the plaintiff, the claim or action against such Company Party, Underwriter1 Party or Underwriter2 Party. Any failure by a Company Party, Underwriter1 Party or Underwriter2 Party, as the case may be, to comply with the provisions of this Section shall relieve the Insurer of liability only if such failure is materially prejudicial to any legal pleadings, grounds, defenses or remedies in respect thereof or the Insurer's financial liability hereunder and then only to the extent of such prejudice.

                  9. Notice to be Given to Underwriter1. Except as provided below in Section 13 with respect to contribution, the indemnification provided herein by Underwriter1 shall be the exclusive remedy of any Insurer Party for the Losses resulting from Underwriter1's breach of a representation, warranty or agreement hereunder; provided, however, that the Insurer Party shall be entitled to pursue any other remedy at law or in equity for any such breach so long as the damages sought to be recovered shall not exceed the Losses incurred thereby resulting from such breach. In the event that any action or regulatory proceeding shall be commenced or claim asserted which may entitle an Insurer Party to be indemnified under this Agreement, such party shall give Underwriter1 notice in writing or by facsimile of such action or claim reasonably promptly after receipt of written notice thereof. Underwriter1 shall be entitled to participate in the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, the Insurer Party. The Indemnified Party will have the right to employ its own counsel in any such action in addition to counsel for Underwriter1, but the fees and expenses of such counsel will be at the expense of such Indemnified Party unless (1) the employment of counsel by the Indemnified Party at its expense has been authorized in writing by Underwriter1, or (2) Underwriter1 has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, or (3) the named parties to any such action include Underwriter1 on the one hand, and on the other hand, the Indemnified Party, and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which





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are different from or additional to those  available to  Underwriter1  (in which case, if such Indemnified Party notifies Underwriter1 in writing that it elects to employ separate counsel at the expense of Underwriter1, Underwriter1 shall not have the right to assume the defense of such action or proceeding on such Indemnified Party's behalf), in each of which cases the reasonable fees and expenses of counsel will be at the expense of Underwriter1 and all such fees and expenses will be reimbursed promptly as they are incurred but, in connection with any one action or separate but substantially similar or related actions in
the  same  jurisdiction   arising  out  of  the  same  general   allegations  or
circumstances, Underwriter1 shall not be liable for the fees and expenses of more than one counsel for all Insurer Parties. The Insurer Party shall cooperate with the Underwriter1 Party in resolving any event which would give rise to an indemnification obligation pursuant to Section 6(b) hereof in the most efficient manner. No settlement of any such claim or action shall be entered into without the consent of the Insurer Party who is subject to such claim or action, on the one hand and Underwriter1 Party who is subject to such claim or action on the other hand; provided, however, that the consent of such Insurer Party shall not be required if such settlement fully discharges, with prejudice against the plaintiff, the claim or action against such Insurer Party. Any failure by an Insurer Party to comply with the provisions of this Section shall relieve Underwriter1 of liability only if such failure is materially prejudicial to any
legal   pleadings,   grounds,   defenses  or  remedies  in  respect  thereof  or
Underwriter1's liability hereunder and then only to the extent of such prejudice.

                  10. Notice to be Given to Underwriter2. Except as provided below in Section 13 with respect to contribution, the indemnification provided herein by Underwriter2 shall be the exclusive remedy of any Insurer Party for the Losses resulting from Underwriter2's breach of a representation, warranty or agreement hereunder; provided, however, that the Insurer Party shall be entitled to pursue any other remedy at law or in equity for any such breach so long as the damages sought to be recovered shall not exceed the Losses incurred thereby resulting from such breach. In the event that any action or regulatory proceeding shall be commenced or claim asserted which may entitle an Insurer Party to be indemnified under this Agreement, such party shall give Underwriter2 notice in writing or by facsimile of such action or claim reasonably promptly after receipt of written notice thereof. Underwriter2 shall be entitled to participate in the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, the Insurer Party. The Indemnified Party will have the right to employ its own counsel in any such action in addition to counsel for Underwriter2, but the fees and expenses of such counsel will





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be at the expense of such Indemnified Party unless (1) the employment of counsel by the Indemnified Party at its expense has been authorized in writing by Underwriter2, or (2) Underwriter2 has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, or (3) the named parties to any such action include Underwriter2 on the one hand, and on the other hand, the Indemnified Party, and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to Underwriter2 (in which case, if such Indemnified Party notifies Underwriter2 in writing that it elects to employ separate counsel at the expense of Underwriter2, Underwriter2 shall not have the right to assume the defense of such action or proceeding on such Indemnified Party's behalf), in each of which cases the reasonable fees and expenses of counsel will be at the expense of Underwriter2 and all such fees and expenses will be reimbursed promptly as they are incurred but, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, Underwriter2 shall not be liable for the fees and expenses of more than one counsel for all Insurer Parties. The Insurer Party shall cooperate with the Underwriter2 Party in resolving any event which would give rise to an indemnification obligation pursuant to Section 6(b) hereof in the most efficient manner. No settlement of any such claim or action shall be entered into without the consent of the Insurer Party who is subject to such claim or action, on the one hand and Underwriter2 Party who is subject to such claim or action on the other hand; provided, however, that the consent of such Insurer Party shall not be required if such settlement fully discharges, with prejudice against the plaintiff, the claim or action against such Insurer Party. Any failure by an Insurer Party to comply with the provisions of this Section shall relieve Underwriter2 of liability only if such failure is materially prejudicial to any legal pleadings, grounds, defenses or remedies in respect thereof or Underwriter2's liability hereunder and then only to the extent of such prejudice.

                  11.      [reserved]

                  12. Notice to be Given to the Company. Except as provided below in Section 13 with respect to contribution, the indemnification provided herein by the Company shall be the exclusive remedy of any Insurer Party for the Losses resulting from the Company's breach of a representation, warranty or agreement hereunder; provided, however, that the Insurer Party shall be entitled to pursue any other remedy at law or in equity for any such breach so long as the damages sought to be recovered shall not exceed the Losses incurred thereby resulting from such breach. In the event that any action or regulatory proceeding shall be commenced or claim asserted which may entitle an Insurer Party to be indemnified under this Agreement, such party shall give the Company notice in writing or by facsimile of such action or claim reasonably promptly after receipt of written notice thereof. The Company shall be entitled to participate in the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, the Insurer Party. The Indemnified Party will have the right to employ its own counsel in any such action in addition to counsel for the Company, but the fees and expenses of such counsel will be at the expense of such Indemnified Party unless (1) the employment of counsel by the Indemnified Party at its expense has been authorized in writing by the Company, or (2) the Company has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, or (3) the named parties to any such action include the Company on the one hand, and on the other hand, the Indemnified Party, and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company (in which case, if such Indemnified Party notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action or proceeding on such Indemnified Party's behalf), in each of which cases the reasonable fees and expenses of counsel will be at the expense of the Company and all such fees and expenses will be reimbursed promptly as they are incurred but, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, the Company shall not be liable for the fees and expenses of more than one counsel for all Insurer Parties. The Insurer Party shall cooperate with the Company Party in resolving any event which would give rise to an indemnification obligation pursuant to
Section 6(d) hereof in the most efficient manner. No settlement of any such claim or action shall be entered into without the consent of the Insurer Party, who is subject to such claim or action, on the one hand and the Company Party on the other hand; provided, however, that the consent of such Insurer Party shall not be required if such settlement fully discharges, with prejudice against the plaintiff, the claim or action against such Insurer Party. Any failure by an Insurer Party to comply with the provisions of this Section shall relieve the Company of liability only if such failure is materially prejudicial to any legal pleadings, grounds, defenses, or remedies in respect thereof or the Company's liability hereunder and then only to the extent of such prejudice.

                  13.      Contribution.

                           (a) To provide for just and equitable contribution if the indemnification provided by the Insurer is determined to be unavailable for any Underwriter1 Party, Underwriter2 Party, Company Party (other than pursuant to Section 6 or 8 of this Agreement), the Insurer shall contribute to the aggregate costs of liabilities arising from any breach of a representation or warranty set forth in this Agreement on the basis of the relative fault of all Underwriter1 Parties, all Underwriter2 Parties, all Company Parties and all Insurer Parties.

                           (b) To provide for just and equitable contribution if the indemnification provided by the Company is determined to be unavailable for any Insurer Party (other than pursuant to Section 6 or 12 of this Agreement), the Company shall contribute to the aggregate costs of liabilities arising from any breach of a representation or warranty set forth in this Agreement on the basis of the relative fault of all Underwriter1 Parties, all Underwriter2 Parties, all Company Parties and all Insurer Parties.

                           (c) To provide for just and equitable contribution if the indemnification provided by Underwriter1 is determined to be unavailable for any Insurer Party (other than pursuant to Section 6 or 9 of this Agreement), Underwriter1 shall contribute to the aggregate costs of liabilities arising from (i) any untrue statement or alleged untrue statement of a material fact in the Underwriter Information or
         (ii) the omission or alleged omission to state in the Underwriter Information a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading on the basis of the relative fault of all Underwriter1 Parties, all Underwriter2 Parties, all Company Parties and all Insurer Parties; provided however, that the Underwriter1 Party shall not be liable for any amount in excess of (i) the excess of the sales prices of the Class A Certificates to the public over the prices paid therefor by Underwriter1, over (ii) the aggregate amount of any damages which the Underwriter1 Party has been otherwise required to pay in respect of the same or any substantially similar claim.

                           (d) To provide for just and equitable contribution if the indemnification provided by Underwriter2 is determined to be unavailable for any Insurer Party (other than pursuant to Section 6 or 10 of this Agreement), Underwriter2 shall contribute to the aggregate costs of liabilities arising from (i) any untrue statement or alleged untrue statement of a material fact in the Underwriter Information or (ii) the omission or alleged omission to state in the Underwriter Information a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading on the basis of the relative fault of all Underwriter1 Parties, all Underwriter2 Parties, all Company Parties and all Insurer Parties; provided however, that the Underwriter2 Party shall not be liable for any amount in excess of (i) the excess of the sales prices of the Class A Certificates to the public over the prices paid therefor by Underwriter2, over (ii) the aggregate amount of any damages which the Underwriter2 Party has been otherwise required to pay in respect of the same or any substantially similar claim.

                           (e) The relative fault of each Indemnifying Party, on the one hand, and of each Indemnified Party, on the other, shall be determined by reference to, among other things, whether the breach of, or alleged breach of, any of its representations and warranties set forth in Section 2, 3, 4 or 5 of this Agreement relates to information supplied by, or action within the control of, the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such breach.

                           (f) The parties agree that the Insurer shall be solely responsible for the Insurer Information and for the Insurer Financial Statements, that the Underwriters, severally and not jointly, shall be solely responsible for the Underwriter Information, and the Company shall be responsible for the Company Offering Materials.

                           (g) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                           (h) The indemnity and contribution agreements contained in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter1 Party, any Underwriter2 Party, any Company Party or any Insurer Party, (ii) the issuance of the Certificates or the Policy or (iii) any termination of this Agreement.

                           (i) Upon the incurrence of any Losses entitled to contribution hereunder, the contributor shall

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



         reimburse   the  party   entitled   to   contribution   promptly   upon
         establishment by the party entitled to contribution to the contributor of the Losses incurred.

                  It is understood and agreed that the indemnities set forth in this Agreement shall service the execution and delivery of this Agreement and the issuance, sale and delivery of the Class A Certificates.

                  14. Notices. All notices and other communications provided for under this Agreement shall be addressed to the address set forth below as to each party or at such other address as shall be designated by a party in a written notice to the other party.

If to the Insurer:                          ____________________________________
                                            ____________________________________
                                            ____________________________________
                                            Attention:  _____________

If to the Company:                          Access Financial Lending Corp.
                                            400 Highway 169 South, Suite 400
                                            Post Office Box 26365
                                            St. Louis Park, MN 55426-0365

                                            Attention:  General Counsel

If to Underwriter1:                         ____________________________________
                                            ____________________________________
                                            ____________________________________

                                            Attention:  _____________

If to Underwriter2:                         ____________________________________
                                            ____________________________________
                                            ____________________________________

                                            Attention:  _____________


                  15. Governing Law, Etc. This Agreement shall be deemed to be a contract under the laws of the State of New York and shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflicts of laws provisions. This Agreement may not be assigned by any party without the express written consent of each other party. Amendments of this Agreement shall be in writing signed by each party. This Agreement shall not be effective until executed by each of the Insurer, the Company and the Underwriters.

                  16. Underwriting Agreement; Pooling and Servicing Agreement. This Agreement in no way limits or otherwise affects the indemnification obligations of the Company under (a) the Underwriting Agreement or (b) the Pooling and Servicing Agreement.

                  17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized, all as of the date first above written.

                                            ____________________________________


                                            By:______________________________
                                               Name:
                                               Title:



                                            ACCESS FINANCIAL LENDING CORP.


                                            By:______________________________
                                               Name:
                                               Title:


                                            UNDERWRITER1


                                            By:______________________________
                                               Name:
                                               Title:


                                            UNDERWRITER2


                                            By:______________________________
                                               Name:
                                               Title:



                          [Indemnification Agreement]